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EXHIBIT 32.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                    (SUBSECTIONS (a) AND (b) OF SECTION 1350,
                   CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of Financial Telecom Limited (USA), Inc., a Nevada corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-KSB/A for the year ended December 31 2004 as filed with the Securities and Exchange Commission (the "10-KSB Report") that:

(1) the 10-KSB/A Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 10-KSB/A Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            Financial Telecom Limited (US), Inc.


Date: January 13, 2006                                        By: /s/ David Chen
                                                --------------------------------
                                                                      David Chen
                                                         Chief Executive Officer

Date: January 13, 2006                                      By: /s/ Stephen Tang
                                                --------------------------------
                                                                    Stephen Tang
                                                          President and Chairman